Exhibit 10.1

Execution Version

INCREMENTAL ASSUMPTION AGREEMENT

THIS INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”) dated and effective as of August 12, 2021 (the “Effective Date”), is among ELANCO ANIMAL HEALTH INCORPORATED, an Indiana corporation (the “Company”), ELANCO US INC., a Delaware corporation (together with the Company, collectively, the “Borrowers” and each, individually, a “Borrower”), THE SUBSIDIARY LOAN PARTIES party hereto, FARM CREDIT MID-AMERICA, PCA (“FCMA”) and each other person (if any) party hereto as a 2021 Incremental Term Lender (collectively, the “2021 Incremental Term Lenders” and each, individually, a “2021 Incremental Term Lender”) and GOLDMAN SACHS BANK USA (“Goldman Sachs”), as term facility agent (in such capacity, the “Term Loan Administrative Agent”).

Recitals:

A.            The Borrowers, the lenders party thereto, the Term Loan Administrative Agent, Goldman Sachs Bank USA, as collateral agent and security trustee, and JPMorgan Chase Bank, N.A., as revolving facility agent, have entered into that certain Credit Agreement dated as of August 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.            Pursuant to Section 2.21 of the Credit Agreement, the Borrowers have requested an Incremental Term Facility in an aggregate principal amount of $500,000,000.

C.            Subject to the terms and conditions set forth below, each 2021 Incremental Term Lender is willing to provide commitments in respect of such Incremental Term Facility, and each of the Term Loan Administrative Agent and each 2021 Incremental Term Lender have agreed to amend and supplement the Credit Agreement as specifically set forth herein in connection therewith.

In furtherance of the foregoing, the parties hereto agree as follows:

Section 1.          2021 Incremental Term Facility.

(a)            2021 Incremental Term Loan Commitments. Subject to the terms and conditions set forth herein, each 2021 Incremental Term Lender agrees to make a single term loan denominated in Dollars (each such term loan, a “2021 Incremental Term Loan”) to the Borrowers on the Funding Date (as defined below) in a principal amount not to exceed the commitment of such 2021 Incremental Term Lender as set forth on Schedule I attached hereto (such commitment, with respect to each 2021 Incremental Term Lender, its “2021 Incremental Term Loan Commitment”). Amounts of 2021 Incremental Term Loans borrowed hereunder that are repaid or prepaid may not be reborrowed.

(b)            Availability/Borrowing. The borrowing of the 2021 Incremental Term Loans shall be funded in a single draw made on a Business Day occurring after the Effective Date and on or prior to August 27, 2021 (such date, the “2021 Incremental Term Loan Commitment Termination Date” and the date of such borrowing, the “Funding Date”) and shall be (i) subject to the occurrence of the Effective Date and the satisfaction of each of the conditions set forth in Section 4.01 of the Credit Agreement and (ii) made in accordance with Section 2.03 of the Credit Agreement. The 2021 Incremental Term Loan Commitment of each 2021 Incremental Term Lender will terminate on the earlier of (i) 5:00 p.m. (Eastern time) on the 2021 Incremental Term Loan Commitment Termination Date and (ii) the occurrence of the Funding Date after giving effect to the funding of the 2021 Incremental Term Loans to occur on such date.

(c)            Repayment of 2021 Incremental Term Loans. The Borrowers shall repay the 2021 Incremental Term Loans on the last day of each March, June, September and December of each year (commencing on December 31, 2021) and on August 12, 2028 (the “2021 Incremental Term Loan Maturity Date”) or, if any such date is not a Business Day, on the next preceding Business Day, in an aggregate principal amount of such 2021 Incremental Term Loans equal to (i) in the case of quarterly payments due prior to the 2021 Incremental Term Loan Maturity Date, an amount equal to 0.25% of the aggregate principal amount of the 2021 Incremental Term Loans outstanding immediately after the Funding Date and (ii) in the case of such payment due on the 2021 Incremental Term Loan Maturity Date, an amount equal to the then unpaid principal amount of such 2021 Incremental Term Loans outstanding.

(d)            Prepayment of 2021 Incremental Term Loans. The 2021 Incremental Term Loans shall be subject to the voluntary and mandatory prepayment provisions set forth in Sections 2.10 and 2.11 of the Credit Agreement and all prepayments thereof shall be made in accordance therewith (and, subject to the terms thereof, shall participate on a pro rata basis with the other Term Loans with respect to mandatory prepayments).

(e)            Interest. The 2021 Incremental Term Loans shall be ABR Term Loans or Eurocurrency Term Loans as provided in the Credit Agreement and subject to, and paid in accordance with, the provisions of the Credit Agreement in respect thereto (including, without limitation, Sections 2.13 through 2.17). The Applicable Margin with respect to the 2021 Incremental Term Loans shall be, for any day, 1.75% per annum in the case of any Eurocurrency Term Loan and 0.75% per annum in the case of any ABR Term Loan.

(f)            Use of Proceeds. The proceeds of the 2021 Incremental Term Loan shall be used solely by the Borrowers to repay in full the Company’s 3.912% Senior Notes due August 27, 2021.

(g)            2021 Incremental Term Facility. Each of the parties hereto acknowledges and agrees that (i) the 2021 Incremental Term Facility is an “Incremental Term Facility” established as a separate and distinct “Class” and “Facility” of “Other Term Loans” pursuant to Section 2.21 of the Credit Agreement, (ii) the 2021 Incremental Term Loan Commitments are “Incremental Term Loan Commitments” under the Credit Agreement, (iii) the 2021 Incremental Term Loans are “Incremental Term Loans” under the Credit Agreement and, as a result thereof, are “Term Loans” and “Loans” under the Credit Agreement (including, without limitation, for purposes of the definition of “Loan Obligations” and “Required Prepayment Lenders”), (iv) the 2021 Incremental Term Loan Commitments, the 2021 Incremental Term Loans and all obligations in respect thereof are secured by the Security Documents, are guaranteed by the Subsidiary Guarantee Agreement and rank pari passu in right of payment and security with all of the other Obligations under the Credit Agreement, (v) except as otherwise expressly provided herein, are subject to the same terms as the other Term Loans under the Credit Agreement and (vi) this Agreement is an “Incremental Assumption Agreement” under the Credit Agreement and, as a result thereof, a “Loan Document” under the Credit Agreement. In addition, each of the parties hereto acknowledges and agrees that FCMA has acted as the sole lead arranger and sole bookrunner with respect to the 2021 Incremental Term Facility and, as a result thereof, from and after the Effective Date, FCMA shall be an “Arranger” under the Credit Agreement and entitled to the benefits that such designation provides under the Loan Documents (including, without limitation, for purposes of Sections 8.11, 9.05 and 9.21 of the Credit Agreement).

(h)            Waivers; Amendment. Pursuant to Section 9.08(e) of the Credit Agreement, each of the parties hereto acknowledges and agrees that, notwithstanding anything in the Credit Agreement (including, without limitation, Section 9.08) to the contrary, (i) when determining “Required Lenders” at any time prior to the funding of the 2021 Incremental Term Loans, the unused portion of the 2021 Incremental Term Loan Commitments shall be included in such determination in the same manner as Available Unused Commitments and (ii) neither Section 2 below nor any provision of this Agreement or the Credit Agreement relating to the funding of the 2021 Incremental Term Loans may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers, the Term Loan Administrative Agent and each of the 2021 Incremental Term Lenders.

The amendments to the Credit Agreement are limited to the extent specifically set forth in this Section 1 and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 2.          Certain Farm Credit Matters.

(a)            Waiver of Borrower’s Rights Under Farm Credit Law.  Each Borrower acknowledges and agrees that, to the extent the provisions of the Agricultural Credit Act of 1987, including, without limitation, 12 U.S.C. §§ 2199 through 2202e, and the implementing Farm Credit Administration regulations, 12 C.F.R. § 617.7000, et seq. (collectively, the “Farm Credit Law”) apply to a Borrower or to the transactions contemplated by this Agreement, the Credit Agreement or the other Loan Documents, each Borrower hereby irrevocably waives, relinquishes and agrees not to assert at any time any and all rights that such Borrower may be afforded under the Farm Credit Law (“Borrower Rights”), including but not limited to all statutory or regulatory rights of a borrower to disclosure of effective interest rates, differential interest rates, review of credit decisions, distressed loan restructuring, and rights of first refusal. Each Borrower acknowledges and agrees that the waiver of Borrower Rights provided by this Section 2(a) is knowingly and voluntarily made after each Borrower has consulted with legal counsel of its choice and has been represented by counsel of its choice in connection with the negotiation of this Agreement and the waiver of Borrower Rights set forth in this Section 2(a). Each Borrower acknowledges that its waiver of Borrower Rights set forth in this Section 2(a) is based on its recognition that such waiver is material to induce the Agents and the Lenders to participate in the extensions of credit contemplated by this Agreement, the Credit Agreement and the other Loan Documents and to provide extensions of credit to the Borrowers. Nothing contained in this Section 2(a), nor the delivery to any Borrower of any summary of any rights under, or any notice pursuant to, the Farm Credit Law shall be deemed to be, or be construed to indicate the determination or agreement by any Borrower, any Agent or any Lender that the Farm Credit Law, or any rights thereunder, are or will be applicable to any Borrower or to the transactions contemplated by this Agreement, the Credit Agreement and the other Loan Documents. It is the intent of each Borrower that the waiver of Borrower Rights contained in this Section 2(a) complies with and meets all requirements of 12 C.F.R. § 617.7010(c).

(b)            Farm Credit Equity and Eligibility.

(i)        So long as a Farm Credit System Institution (as defined below) is a Lender under the Credit Agreement, each Borrower will acquire equity in such Farm Credit System Institution in such amounts and at such times as such Farm Credit System Institution may require in accordance with such Farm Credit System Institution’s Bylaws and Capital Plan (or their equivalent) (as each may be amended from time to time), except that the maximum amount of equity that such Borrower shall be required pursuant to this sentence to purchase in such Farm Credit System Institution in connection with the Loans made by such Farm Credit System Institution shall not exceed the maximum amount required by the Bylaws and the Capital Plan (or the equivalent) on the Effective Date (or such other date that such Farm Credit System Institution initially becomes a Lender, as applicable), and at all times maintain its eligibility to be a borrower of loans from a Farm Credit System Institution. Each Borrower acknowledges receipt of documents from each Farm Credit System Institution that describe the nature of such Borrower’s cash patronage, stock and other equities in such Farm Credit System Institution acquired in connection with its patronage loan from such Farm Credit System Institution (the “Farm Credit Equities”) as well as capitalization requirements, and agrees to be bound by the terms thereof. As used herein, “Farm Credit System Institution” means any farm credit bank, any federal land bank association, agricultural credit association, federal land credit association, any production credit association, the banks for cooperatives, and such other institutions as may be subject to regulation by the Farm Credit Administration, including, without limitation, any federally-chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971, as the same may be amended or supplemented from time to time.

(ii)       Each party hereto acknowledges and agrees that each Farm Credit System Institution’s Bylaws and capital plans (or their equivalent) (as each may be amended from time to time) shall govern (A) the rights and obligations of the parties with respect to the Farm Credit Equities and any patronage refunds or other distributions made on account thereof or on account of any Borrower’s patronage with such Farm Credit System Institution, (B) any Borrower’s eligibility for patronage distributions from such Farm Credit System Institution (in the form of Farm Credit Equities and cash) and (C) patronage distributions, if any, in the event of a sale of a participation interest. Each Farm Credit System Institution reserves the right to assign or sell participations in all or any part of its Commitments or outstanding Loans hereunder on a non-patronage basis.

(iii)      Each party hereto further acknowledges and agrees that each Farm Credit System Institution has a statutory first lien pursuant to the Farm Credit Act of 1971, as the same may be amended or supplemented from time to time, on all Farm Credit Equities that any Borrower may now own or hereafter acquire, which statutory lien shall be for such Farm Credit System Institution’s sole and exclusive benefit. The Farm Credit Equities shall not constitute security for the Obligations due to any other party hereto. Neither the Farm Credit Equities nor any accrued patronage shall be offset against the Obligations except that, in the event of an Event of Default, a Farm Credit System Institution may elect, solely at its discretion, to apply the cash portion of any patronage distribution or retirement of equity to amounts owed to such Farm Credit System Institution under this Agreement, whether or not such amounts are currently due and payable. Each Borrower acknowledges that any corresponding tax liability associated with such application is the sole responsibility of such Borrower. No Farm Credit System Institution shall have any obligation to retire any Farm Credit Equities upon any Event of Default, Default or any other default by any Borrower or any other Loan Party, or at any other time, either for application to the Obligations or otherwise.

Section 3.          Incremental Term Lender Joinder. By its execution of this Agreement, each 2021 Incremental Term Lender hereby acknowledges, agrees and confirms that, on and after the Effective Date:

(a)            it will be deemed to be a party to the Credit Agreement as a “Lender” and an “Incremental Term Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender and an Incremental Term Lender under the Credit Agreement, all with the same force and effect as if it had executed the Credit Agreement;

(b)            it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Lender and an Incremental Term Lender under the Credit Agreement;

(c)            it will independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

(d)            it appoints and authorizes the Term Loan Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to such Agent by the terms of the Credit Agreement, together with such powers as are reasonably incidental thereto; and

(e)            it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Section 4.          Conditions Precedent. The effectiveness of this Agreement and the amendments and other agreements contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

(a)            Documentation. The Term Loan Administrative Agent and the 2021 Incremental Term Lenders shall have received each of the following (each in form and substance reasonably satisfactory to them):

(i)        this Agreement, duly executed and delivered by the Borrowers, the Subsidiary Loan Parties, the Term Loan Administrative Agent and the 2021 Incremental Term Lenders;

(ii)       to the extent requested by any 2021 Incremental Term Lender, a Note evidencing the 2021 Incremental Term Loans of such Incremental Term Lender, duly executed and delivered by the Borrowers;

(iii)      a certificate executed by a Responsible Officer of each Borrower dated as of the Effective Date and certifying as to the satisfaction of the conditions set forth in Section 4(d) and (e) below;

(iv)      a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, as special New York and Delaware counsel for the Loan Parties, and Barnes & Thornburg LLP, as special Indiana counsel for the Loan Parties, (A) dated the Effective Date, (B) addressed to each Issuing Bank, the Administrative Agents, the Collateral Agent and the Lenders on the Effective Date and (C) covering such matters relating to this Agreement and the other Loan Documents as the Term Loan Administrative Agent and the 2021 Incremental Term Lenders shall reasonably request;

(v)       a certificate of the Secretary, Assistant Secretary, Director or similar officer of each Loan Party (other than each Australian Loan Party) dated as of the Effective Date and certifying:

(A)            a copy of the memorandum, certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) in the case of a corporation, certified (to the extent available in any non-U.S. jurisdiction) as of a recent date by the Secretary of State (or other similar official or Governmental Authority in the case of any Loan Party organized outside the United States of America) of the jurisdiction of its organization, or (2) otherwise certified by the Secretary, Assistant Secretary, Director or similar officer of such Loan Party or other person duly authorized by the constituent documents of such Loan Party;

(B)            with the exception of any English Loan Party or German Loan Party, a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official or Governmental Authority in the case of any Loan Party organized outside the United States of America);

(C)            that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement, constitution or other equivalent constituent and governing documents) (to the extent such concept or a similar concept exists under the laws of such Loan Party’s jurisdiction of formation) of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (D) below;

(D)            that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (other than a German Loan Party unless required by law) (or its managing general partner or managing member), and, if required by law or customary in the jurisdiction of incorporation of such Loan Party (including, without limitation, England and Germany), the shareholders and other relevant corporate body, approving the 2021 Incremental Term Facility, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to be executed by such Loan Party in connection with this Agreement and, in the case of the Borrowers, the borrowings under the 2021 Incremental Term Facility, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date;

(E)            as to the incumbency and specimen signature of each officer executing this Agreement or any other Loan Document or any other document delivered in connection herewith on behalf of such Loan Party;

(F)            that attached thereto is a true and complete copy of the companies register or commercial register, list of shareholders and the rules of procedure of any corporate body of such Loan Party (in each case, to the extent such concept or a similar concept exists under the laws of such Loan Party’s jurisdiction of formation and delivery of such document in a formalities certificate is customary in the relevant jurisdiction) of such Loan Party as in effect as at the Effective Date; and

(G)            except for any German Loan Party, confirming that, subject to the guarantee limitations set out in the Credit Agreement, borrowing or guaranteeing or securing (as appropriate) the Commitments (including the 2021 Incremental Term Commitments) would not cause any borrowing, guarantee, security or other similar limit binding on it to be exceeded;

(vi)      in respect of each Australian Loan Party, (x) ASIC company extracts and Australian PPS Register searches in relation to such Australian Loan Party and (y) a verification certificate dated as of the Effective Date and signed by a director of such Australian Loan Party, (A) certifying the following items: (1) a copy of the constitution (or other equivalent constituent and governing documents) of such Australian Loan Party, (2) a copy of a true, complete and up-to-date extract board resolutions (or equivalent) approving the entry by such Australian Loan Party into this Agreement, (3) a copy of a true, complete and up-to-date shareholders’ resolutions (or equivalent) approving the resolutions referred to under (2) (if required), (4) any power of attorney under which such Australian Loan Party is signing this Agreement (if applicable) and (5) a true and complete specimen of signatures for each of the directors or authorized signatories of such Australian Loan Party authorized by the extract board resolutions (or equivalent) referred to above to execute this Agreement and otherwise be appointed for the purposes of this Agreement and other Loan Documents and (B) confirming that: (1) such Australian Loan Party is solvent and (2) such Australian Loan Party is not prevented by Chapter 2E of the Australian Corporations Act from entering into this Agreement; and

(vii)     (A) with respect to each such Mortgaged Property located in the United States of America, the Flood Documentation as the Term Loan Administrative Agent or FCMA may reasonably request and (B) except to the extent permitted to be delivered pursuant to Section 5(b) below, such additional customary documents and filings (including amendments to the Mortgages and other Security Documents and title date-down and modification endorsements) as the Term Loan Administrative Agent may reasonably request to assure that the 2021 Incremental Term Loans are secured by the Collateral ratably with the then-existing Term Loans and Revolving Facility Loans.

(b)            Farm Credit Equities. The Borrowers shall have made at least the minimum equity investment in FCMA as required by Section 2(b) above.

(c)            Fees and Expenses. The Borrowers shall have paid (i) all fees due and payable on the Effective Date pursuant to that certain engagement letter (the “Engagement Letter”) dated as of July 12, 2021 between FCMA and the Borrowers, (ii) all expenses of FCMA required to be reimbursed in connection herewith pursuant to the Engagement Letter and (iii) all fees and expenses of the Term Loan Administrative Agent required to be reimbursed in connection herewith pursuant to the Credit Agreement.

(d)            Representations and Warranties. The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of the date hereof), in each case, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of such earlier date)).

(e)            No Default or Event of Default. No Event of Default or Default shall have occurred and be continuing, nor will an Event of Default or Default occur as a result of this Agreement or the incurrence of the Indebtedness contemplated hereby.

(f)            KYC, USA PATRIOT Act, Etc. The Term Loan Administrative Agent and the 2021 Incremental Term Lenders shall have received all documentation and other information required by Section 3.25 of the Credit Agreement no later than three (3) business days in advance of the Effective Date, to the extent such information has been requested not less than ten (10) days prior to the Effective Date. Upon the reasonable request of any 2021 Incremental Term Lender made at least ten (10) days prior to the Effective Date, the Borrowers shall have provided to such 2021 Incremental Term Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act, Beneficial Ownership Certification and the Canada PCTFA, in each case at least three (3) business days prior to the Effective Date (including, without limitation, a Beneficial Ownership Certification for any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation).

Section 5.          Post-Closing Obligations. Each relevant Loan Party shall deliver, or cause to be delivered, to the Term Loan Administrative Agent and FCMA, each in form and substance reasonably satisfactory to them:

(a)            as soon as reasonably practicable, but in no event later than thirty (30) days after the Effective Date (or such longer period as agreed to by the Term Loan Administrative Agent and FCMA):

(i)        junior ranking share pledge agreement(s) governed by German law over all the shares in Lohmann Animal Health GmbH, Bayer Animal Health GmbH, Elanco Deutschland GmbH and KVP Pharma+Veterinär Produkte GmbH;

(ii)       junior ranking account pledge agreement governed by German law over bank accounts by Elanco GmbH, Elanco Deutschland GmbH, Lohmann Animal Health GmbH, Bayer Animal Health GmbH and KVP Pharma+Veterinär Produkte GmbH as pledgors;

(iii)      junior ranking intellectual property pledge agreement governed by German law over intellectual property by Lohmann Animal Health GmbH and Bayer Animal Health GmbH as pledgors;

(iv)      security confirmation agreement(s) governed by German law in relation to the existing global assignment agreement by Elanco GmbH, Elanco Deutschland GmbH, Lohmann Animal Health GmbH, Bayer Animal Health GmbH and KVP Pharma+Veterinär Produkte GmbH as assignors, the existing security transfer agreement by Lohmann Animal Health GmbH, Bayer Animal Health GmbH and KVP Pharma+Veterinär Produkte GmbH as transferors and the existing security purpose agreement in relation to land charges by Lohmann Animal Health GmbH and KVP Pharma+Veterinär Produkte GmbH as chargors, each dated December 21, 2020;

(v)       a security confirmation agreement governed by Swiss law to be entered into between Elanco International, Inc., Elanco Tiergesundheit AG, Elanco Financing SA and Elanco Europe GmbH as Security Providers, and Goldman Sachs Bank USA as Collateral Agent, in respect of security confirmation of, inter alia, the security interests granted under the existing Swiss Security Documents; and

(vi)      customary legal opinions from Homburger AG, legal advisor to the Loan Parties, and from Walder Wyss AG, legal advisor to the Term Loan Administrative Agent and the other Lenders, in each case, as to Swiss law, addressed to each Issuing Bank, the Administrative Agents, the Collateral Agent and the Lenders and covering capacity and enforceability matters, which shall be in form and substance reasonably satisfactory to the Term Loan Administrative Agent and FCMA; and

(b)            as soon as reasonably practicable, but in no event later than ninety (90) days after the Effective Date (or such longer period as agreed to by the Term Loan Administrative Agent and FCMA), such amendments to the Mortgages and title date-down and modification endorsements as the Term Loan Administrative Agent and FCMA may reasonably request to assure that the 2021 Incremental Term Loans are secured by the Collateral ratably with the then-existing Term Loans and Revolving Facility Loans.

Section 6.          Representations and Warranties. In order to induce the Term Loan Administrative Agent and the 2021 Incremental Term Lenders to enter into this Agreement, each Loan Party represents and warrants to the Term Loan Administrative Agent and each 2021 Incremental Term Lender as follows:

(a)            The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties are true and correct in all respects as of the date hereof), in each case, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties are true and correct in all respects as of such earlier date)).

(b)            No Event of Default or Default has occurred and is continuing, nor will an Event of Default or Default occur as a result of this Agreement or the incurrence of the Indebtedness contemplated hereby.

(c)            This Agreement has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party, in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, arrangement, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

Section 7.          Miscellaneous.

(a)            Ratification and Confirmation of Loan Documents. Each Loan Party hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Loan Party is a party (including, without limitation, the continuation of such Loan Party’s payment and performance obligations thereunder and the continuation and extension of the liens and security interests granted by such Loan Party thereunder), in each case after giving effect to the amendments and other agreements contemplated hereby. Other than as expressly provided for in this Agreement, the rights and obligations under the Credit Agreement and each other Loan Document are not affected by the execution of this Agreement and the transactions contemplated by this Agreement and the Credit Agreement and each other Loan Document to which any Loan Party is a party prior to the Effective Date continues in full force and effect and continues to secure all amounts owing to any Lender, despite the execution of this Agreement or any other document, the transactions contemplated by this Agreement and/or any other document. Nothing in this Agreement (i) affects the validity or enforceability of any Loan Document; (ii) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Loan Documents other than as expressly stated by the terms of this Agreement; and/or (iii) discharges, releases or otherwise affects any liability or obligation arising under any Loan Document other than as expressly stated by this Agreement.

(b)            Fees and Expenses. Without limiting the generality of Section 4(d) above or the Engagement Letter, the Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Term Loan Administrative Agent and FCMA in connection with the preparation, negotiation, execution, and delivery of this Agreement and any other documents prepared in connection herewith, including, without limitation, reasonable legal fees and expenses.

(c)            Headings. Section and subsection headings in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

(d)            Governing Law; Jurisdiction; Consent to Jurisdiction. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. Section 9.15 of the Credit Agreement is hereby incorporated by reference with respect to each Loan Party as if set forth fully herein, mutatis mutandis.

(e)            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(e).

(f)            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 4. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties executing this Agreement through electronic means represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

(g)            Entire Agreement. This Agreement, the other Loan Documents and the Engagement Letter, constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

(h)            Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(i)            Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party and all covenants, promises and agreements by or on behalf of any party hereto that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

(j)            Direction to Execute. Each 2021 Incremental Term Loan Lender authorizes and directs Goldman Sachs, as Term Loan Administrative Agent, to execute this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

The following parties have caused this Agreement to be executed as of the date first written above.

BORROWERS:

ELANCO ANIMAL HEALTH INCORPORATED

By:
Name:
Title:

ELANCO US INC.

By:
Name:
Title:

SUBSIDIARY LOAN PARTIES:

ELANCO INTERNATIONAL, INC.

By:
Name:
Title:

LOHMANN ANIMAL HEALTH INTERNATIONAL, INC.

By:
Name:
Title:

ELANCO MISSOURI INC.

By:
Name:
Title:

ELANCO CANADA LIMITED

By:
Name:
Title:

INCREMENTAL ASSUMPTION AGREEMENT

Signature Page

ELANCO DEUTSCHLAND GMBH

By:
Name:
Title:

ELANCO GMBH

By:
Name:
Title:

LOHMANN ANIMAL HEALTH GMBH

By:
Name:
Title:

BAYER ANIMAL HEALTH GMBH

By:
Name:
Title:

KVP PHARMA+VETERINÄR PRODUKTE GMBH

By:
Name:
Title:

ELANCO EUROPE GMBH

By:
Name:
Title:

ELANCO TIERGESUNDHEIT AG

By:
Name:
Title:

INCREMENTAL ASSUMPTION AGREEMENT

Signature Page

ELANCO FINANCING SA

By:
Name:
Title:

ELANCO UK AH LIMITED

By:
Name:
Title:

INCREMENTAL ASSUMPTION AGREEMENT

Signature Page

Executed by Elanco Australia Holding Pty Limited in accordance with section 127 of the Corporations Act 2001 (Cth) by:
Signature of director	Signature of director/secretary
Name of director (print)	Name of director/secretary (print)

Executed by Elanco Australasia Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by:
Signature of director	Signature of director/secretary
Name of director (print)	Name of director/secretary (print)

INCREMENTAL ASSUMPTION AGREEMENT

Signature Page

GOLDMAN SACHS BANK USA,
as Term Loan Administrative Agent

By:
Name:
Title:

INCREMENTAL ASSUMPTION AGREEMENT

Signature Page

FARM CREDIT MID-AMERICA, PCA, as a 2021 Incremental Term Lender

By:
Name:
Title:

INCREMENTAL ASSUMPTION AGREEMENT

Signature Page

SCHEDULE 1

2021 Incremental Term Loan Commitments

2021 Incremental Term Lender	2021 Incremental Term Loan Commitment
Farm Credit Mid-America, PCA	$500,000,000.00
Total	$500,000,000.00